PERKINS & MARIE CALLENDER'S INC. ANNOUNCES REVISIONS TO 2005 ADJUSTED EBITDA

Memphis, TN, November 20, 2006 - Perkins & Marie Callender's Inc. today announced that its third quarter and year-to-date 2005 adjusted EBITDA, originally presented for comparative purposes in its November 15, 2006 press release of financial results for the third quarter of 2006, are being revised due to changes in the adjustment for board and management fees.

The revisions resulted in a $592,000 decrease in third quarter adjusted EBITDA for fiscal 2005 from $8,300,000 to $7,708,000 and a $592,000 decrease in year-to-date adjusted EBITDA for fiscal 2005 from $33,163,000 to $32,571,000. There were no changes to the previously announced adjusted EBITDA for 2006, statements of operations, statements of cash flows or balance sheets.

The changes will be detailed in an amended Form 8-K (Form 8-K/A) to be furnished to the Securities and Exchange Commission in accordance with applicable filing rules. In addition, the complete, revised earnings press release is available at WWW.PERKINSRESTAURANTS.COM, by clicking on the "Financials" link or at WWW.MCPIES.COM, by clicking on the "About Us-In the News" link.

ADJUSTED EBITDA

The Company revised its calculation of adjusted EBITDA to adjust for income and expense items unrelated to operating performance. The Company defines adjusted EBITDA as net income before income tax expense, interest expense (net), depreciation and amortization, gain on the extinguishment of debt, transaction costs, gain/loss on the disposition of assets, asset write-downs, stock compensation, lease termination expense and other income and expense items unrelated to operating performance. The Company considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various income and expense items that are not indicative of the Company's operating performance. The Company believes that EBITDA is useful to investors in evaluating the Company's ability to incur and service debt, make capital expenditures and meet working capital requirements. The Company also believes that EBITDA is useful to investors in evaluating the Company's operating performance compared to that of other companies in the same industry, as the calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending, all of which may vary from one company to another for reasons unrelated to overall operating performance. The Company's calculation of adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles and accordingly should not be considered as an alternative to, or more meaningful than, earnings from operations, cash flows from operations or other traditional indications of a company's operating performance or liquidity. The following table provides a reconciliation of net loss to adjusted EBITDA. For this reconciliation, the predecessor and successor periods in 2005 have been combined. The impact of the revisions for the quarter and year-to-date period ended October 2, 2005 is summarized in the following table.


                                Third Quarter        Third Quarter                Year-to-Date            Year-to-Date
(unaudited; in thousands)           Ended                Ended                        Ended                  Ended
                               October 2, 2005      October 2, 2005              October 2, 2005         October 2, 2005
                                  Announced             Revised                     Announced                Revised
                                Nov 15, 2006         Nov 20, 2006     Change       Nov 15, 2006            Nov 20, 2006     Change
                               -----------------------------------------------------------------------------------------------------
NET LOSS                       $     (7,966)        $     (7,966)    $    -        $    (4,681)           $    (4,861)      $    -
Provision for (benefit from)
  income taxes                       (6,012)              (6,012)         -             (3,932)                (3,932)           -
Interest, net                         6,287                6,287          -             14,521                 14,521            -
Depreciation and amortization         3,166                3,166          -             12,454                 12,454            -
Gain on extinguishment of debt          -                    -            -                 -                      -             -
Transaction costs                     5,499                5,499          -              5,499                  5,499            -
Asset write-down                        -                    -            -                248                    248            -
(Gain) loss on disposition of assets   (753)                (753)         -               (517)                  (517)           -
Stock compensation                    7,433                7,433          -              8,925                  8,925            -
Pre-opening expenses                    -                    -            -                 -                      -             -
Board and management fees               646                   54        (592)              646                     54          (592)
Store closure expenses                  -                    -            -                 -                      -             -
Lease termination                       -                    -            -                 -                      -             -
Other non-cash items                    -                    -            -                 -                      -             -
                               -----------------------------------------------------------------------------------------------------
ADJUSTED EBITDA                $      8,300         $      7,708    $   (592)       $   33,163            $    32,571     $    (592)


ABOUT THE COMPANY

Perkins & Marie Callender's Inc., formerly The Restaurant Company, operates and franchises mid-scale full-service family dining restaurants, which serve a wide variety of high quality, moderately priced breakfast, lunch and dinner entrees, under the name Perkins Restaurant and Bakery, and operates and franchises mid-priced, casual-dining restaurants specializing in the sale of pie and other bakery items under the name Marie Callender's Restaurant and Bakery. As of October 1, 2006, the Company owned and operated 155 Perkins' restaurants and franchised 325 Perkins' restaurants. The Company also owned and operated 79 Marie Callender's restaurants, one Marie Callender's Grill and the East Side Mario's restaurant and franchised 45 Marie Callender's restaurants and one Marie Callender's Grill. Additionally, the Company operated 11 Marie Callender's restaurants under partnership agreements. Please refer to Marie Callender's website at WWW.MARIECALLENDERS.COM for historical comparative sales data under the "About Us-In the News" link.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of
Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," or "will," or the negative thereof or other variations thereon or comparable terminology.

Perkins & Marie Callender's Inc. has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Some of the key factors that could cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements include the following:

     o  competitive pressures and trends in the restaurant industry;

     o  prevailing prices and availability of food, supplies and labor;

     o  relationships with franchisees and financial health of franchisees;

     o  general economic conditions and demographic patterns;

     o  our substantial indebtedness;

     o  our ability to integrate acquisitions;

     o  development and expansion plans; and

     o  statements covering our business strategy.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Perkins & Marie Callender's Inc. does not undertake and specifically declines any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.